Exhibit 32.1

Certifications of Principal Executive Officer and Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), George B. Holmes, Chief Executive Officer (Principal Executive Officer) and Jeff A. Killian, Interim Chief Financial Officer (Principal Financial and Accounting Officer) of Resonant Inc. (the “Company”), hereby certifies that, to the best of his knowledge:
1.                                      Our Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, to which this Certification is attached as Exhibit 32.1 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 13, 2018	/s/ George B. Holmes
George B. Holmes
Chief Executive Officer
(Principal Executive Officer)

/s/ Jeff A. Killian
Jeff A. Killian
Interim Chief Financial Officer
(Principal Financial and Accounting Officer)